$$/NOFOLIO

                                                                    EXHIBIT 10.1

                               FOURTH AMENDMENT

                                      TO

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") dated as of November 24, 1998 relates to that certain
       ----------------
Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among RSC Alabama, Inc., RSC Center, Inc. (formerly known
-----------------
as The Air & Pump Company), RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc. (collectively, the "Borrowers"),
                                                                 ---------
RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service Corporation (collectively, the "Parent Guarantors"), each financial institution identified
                    -----------------
on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), Bankers Trust Company, as Issuing Bank,
                            ------
and BT Commercial Corporation ("BTCC") acting as agent for the Lenders and the
                                ----
Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
                                       -----


          1.   DEFINITIONS.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Amendment
               ----------------------------------
Effective Date" (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENTS TO SECTION 1.1.  Section 1.1 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) the definitions of "Applicable Eurodollar Rate Margin" and "Applicable Prime Rate Margin" are deleted in their entirety and the definitions of "Applicable Eurodollar Rate Margin, Applicable Prime Rate Margin and Applicable Unused Line Fee Rate," as set forth on Exhibit I attached hereto and made a part hereof, are substituted
             ---------
          in lieu thereof.

                    (b) the definition of "Credit Documents" is amended to add "the Intercreditor Agreement," immediately following the reference therein to "the Letters of Credit,".

                    (c) the definition of "Credit Party" is amended to add "the agent under the RSC Canada Credit Facility," immediately following the reference therein to "the Agent,".

                    (d) the following definition of "Fourth Amendment" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Fourth Amendment means the Fourth Amendment dated as of
                    ----------------
               November 24, 1998 to Second Amended and Restated Credit Agreement dated as of December 2, 1997, among the Borrowers, the Parent Guarantors, the Agent and the Lenders.

                    (e) the following definition of "Fourth Amendment Effective Date" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Fourth Amendment Effective Date means the "Amendment
                    -------------------------------
               Effective Date" under (and as defined in) the Fourth Amendment.

                    (f) the following definition of "Intercreditor Agreement" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Intercreditor Agreement is defined in Section 8.7(m).
                    -----------------------               --------------

                    (g) the definition of "Permitted Subordinated Indebtedness" is amended and restated in its entirety to read as follows:

                    Permitted Subordinated Indebtedness means (i) the Senior
                    -----------------------------------
               Subordinated Notes issued by RSC and the unsecured guarantee(s) thereof by certain of the other Credit Parties, in each case on the terms set forth in the Senior Subordinated Note Indenture and
               (ii) unsecured subordinated Indebtedness in a principal amount not to exceed $200,000,000 and unsecured guarantees thereof which are (A) permitted by the Senior Subordinated Note Indenture and
               (B)(I) pari passu with the Senior Subordinated Notes and the guarantees thereof and incurred on terms and conditions substantially similar to the Senior Subordinated Notes and the guarantees thereof or on terms more favorable to the Credit Parties, the Agent, the Issuing Bank and the Lenders or (II) incurred on terms and conditions approved in writing by the Agent, the Majority Revolving Credit Lenders and the Majority Term Loan Lenders.

                    (h) the definition of "Revolving Credit Commitment" is amended to delete in its entirety the reference therein to "$500,000,000" and to substitute in lieu thereof "$700,000,000 or such lesser amount (not less than $600,000,000) as is in effect on the Fourth Amendment Effective Date (as set forth in a written notice from the Agent delivered to the Lenders on or before the Fourth Amendment Effective Date)".

                    (i) the definition of "Revolving Credit Expiration Date" is amended to delete in its entirety the reference therein to "Effective Date" and to substitute in lieu thereof "Fourth Amendment Effective Date".

                    (j) the following definition of "RSC Subsidiary Consolidation" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                         RSC Subsidiary Consolidation means (i) the formation of
                         ----------------------------
               RSC USA and (ii) the substantially simultaneous mergers of (A) each of the RSC Acquisition Borrowers with and into RSC Acquisition, with RSC Acquisition being the surviving corporation, (B) each of the RSC Holdings Borrowers with and into RSC Holdings, with RSC Holdings being the surviving corporation, and (C) RSC Acquisition and RSC Holdings with and into RSC USA, with RSC USA being the surviving corporation.

                    (k)  the following definition of "RSC USA" is added to
          Section 1.1 of the Credit Agreement in proper alphabetical order:

                         RSC USA means Rental Service Corporation USA, Inc., a
                         -------
               wholly owned Subsidiary of RSC.

                    (l) the definition of "Total Indebtedness Ratio" is amended to delete in its entirety the reference to "and the Applicable Prime Rate Margin," therein and to substitute in lieu thereof ", the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate,".

               2.2  AMENDMENT TO SECTION 4.1(b).  Section 4.1(b) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete in its entirety the reference therein to "1.00%" and to substitute in lieu thereof "2.25%".

               2.3  AMENDMENT TO SECTION 4.2(c).  Section 4.2(c) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete in its entirety the reference therein to "2.50%" and to substitute in lieu thereof "3.75%".

               2.4  AMENDMENT TO SECTION 4.4.  Section 4.4 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the phrase "accruing at the rate of 0.25% per annum on" and to substitute in lieu thereof
                          ---------
     "accruing at a per annum rate equal to the Applicable Unused Line Fee Rate
                    --- -----
     multiplied by".
     -------------

               2.5  AMENDMENT TO SECTION 4.5(a).  Section 4.5(a) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete in its entirety the reference to "3.75%" therein and to substitute in lieu thereof "4.25%".

               2.6  AMENDMENTS TO SECTION 4.6.  Section 4.6 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) to delete in its entirety each reference to "2.25%" in subsection (a) thereof and to substitute in lieu thereof "2.75%";

                    (b) to delete in its entirety the reference to "3.75%" in subsection (a) thereof and to substitute in lieu thereof "4.25%";

                    (c) to delete in its entirety each reference to "3.00%" in subsection (b) thereof and to substitute in lieu thereof "4.25%"; and

                    (d) to delete in its entirety the reference to "4.50%" in subsection (b) thereof and to substitute in lieu thereof "5.75%".

               2.7  AMENDMENTS TO SECTION 4.11(b).  Section 4.11(b) of the
                    -----------------------------
     Credit Agreement is hereby amended to delete in their entirety clauses

     "third" through "eighth" of clause (iii) thereof and to substitute in lieu
     ------           ------
     thereof the following:

          third, to the payment of any Fees, expenses or indemnification
          -----
          Obligations due and payable to the Lenders under any of the Credit Documents or under any Interest Rate Agreement to which any Lender is a party, ratably, based on the outstanding balances of such Fees, expenses and indemnification Obligations; fourth, to the payment of
                                                    ------
          interest due on the Loans and interest due under any Interest Rate Agreements to which any Lender is a party, ratably, based on the outstanding balances of such interest; fifth, to the payment of
                                                 -----
          principal due on the Revolving Loans, ratably, in accordance with the Revolving Credit Lenders' respective Revolving Credit Proportionate Shares; sixth, to the payment of principal due on the Term Loans,
                  -----
          ratably, in accordance with the Term Loan Lenders' respective Term Loan Proportionate Shares; seventh, to the payment of all Obligations
                                     -------
          due and payable under Interest Rate Agreements to which any Lender is a party (other than those described under clauses third and fourth
                                                            -----     ------
          above), ratably, based on the outstanding balances of such Obligations eighth, to the payment of all other Obligations due and payable to the
          ------
          Lenders, ratably, based on the outstanding balances of such Obligations; and ninth, to the payment of all other Obligations owing
                           -----
          to any Holder, ratably, based on the outstanding balances of such Obligations.

               2.8  AMENDMENT TO SECTION 6.9.  Section 6.9 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety each reference therein to "March 31, 1998" and to substitute in lieu thereof "September 30, 1998".

               2.9  NEW SECTION 6.26.  The following is hereby added as Section
                    ----------------
     6.26 of the Credit Agreement:

                    6.26  Year 2000 Compliance.  The Credit Parties have
                          --------------------
          received confirmation from all of their current systems' vendors that each of their systems will properly handle the "Year 2000 Problem"
                                                          -----------------
          (that is, the risk that computer applications used by the Credit Parties and their Subsidiaries (or their respective customers, suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, and any date after, December 31, 1999). The Credit Parties believe that the Year 2000 Problem will not result in a Material Adverse Effect.

               2.10  AMENDMENT TO SECTION 7.1(a).  Section 7.1(a) of the Credit
                     ---------------------------
     Agreement is hereby amended to delete in its entirety the reference to "and the Applicable Prime Rate Margin," therein and to substitute in lieu thereof ", the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate,".

               2.11  AMENDMENT TO SECTION 7.1(d)(iii).  Section 7.1(d)(iii) of
                     --------------------------------
     the Credit Agreement is hereby amended to delete in its entirety the reference therein to "a narrative discussion of the Credit Parties' and their Subsidiaries' consolidated financial condition and results of operations for such calendar month and Fiscal Year to date and".

               2.12  NEW SECTION 7.21.  The following is hereby added as Section
                     ----------------
     7.21 of the Credit Agreement:

                    7.21  Year 2000 Compliance.  The Credit Parties shall
                          --------------------
          promptly notify the Agent in the event any Credit Party discovers or determines that any computer application (including those of its and its Subsidiaries' customers, suppliers and vendors) that is material to the business and operations of the Credit Parties and their Subsidiaries, taken as a whole, will not, as of January 1, 1999, be able to perform date-sensitive functions for all dates before and after January 1, 2000.

               2.13  AMENDMENT TO SECTION 8.2.  Section 8.2 of the Credit
                     ------------------------
     Agreement is hereby amended to delete in its entirety the table of Minimum Interest Coverage Ratios set forth therein and to substitute in lieu thereof the table set forth on Exhibit II attached hereto and made a part
                                    ----------
     hereof.

               2.14  AMENDMENT TO SECTION 8.3.  Section 8.3 of the Credit
                     ------------------------
     Agreement is hereby amended to delete in its entirety the table of Maximum Total Indebtedness Ratios set forth therein and to substitute in lieu thereof the table set forth on Exhibit III attached hereto and made a part
                                    -----------
     hereof.

               2.15  AMENDMENT TO SECTION 8.4.  Section 8.4 of the Credit
                     ------------------------
     Agreement is hereby amended to delete in its entirety the table of Minimum EBITDA levels set forth therein and to substitute in lieu thereof the table set forth on Exhibit IV attached hereto and made a part hereof.
                  ----------

               2.16  AMENDMENTS TO SECTION 8.5.  Section 8.5 of the Credit
                     -------------------------
     Agreement is hereby amended as follows:

                    (a) to amend and restate in its entirety subsection (a) thereof to read as follows:

                         (a) Advances or loans not to exceed $2,750,000
               outstanding at any time to any Person and $3,000,000 in the aggregate at any time outstanding;

                    (b) to amend and restate in its entirety the table of Maximum Expenditure Amounts in subsection (f) thereof to read as follows:

                         FISCAL YEAR     MAXIMUM AMOUNT
                         ==============================

                             1998          $335,000,000

                             1999          $325,000,000

                             2000          $325,000,000

                             2001          $400,000,000

                             2002          $525,000,000

                             2003          $625,000,000

                             2004          $725,000,000
                        ===============================

                    (c) to delete in its entirety the reference in clause (iv) of subsection (g) thereof to "the Revolving Credit Expiration Date" and to substitute in lieu thereof "December 31, 1998"; and

                    (d) to amend and restate in its entirety clause (v) of subsection (g) thereof to read as follows:

                         (v) make Acquisitions during the period from January 1, 1999 until the Term Loan Maturity Date, in an aggregate amount in excess of the sum of (A) $300,000,000 (excluding consideration consisting of the common stock of RSC), plus (B) net cash
                                                       ----
               proceeds received by RSC
               immediately and directly from the issuance of common stock of RSC during such period or from the issuance of Permitted Subordinated Indebtedness during such period; and

               2.17  AMENDMENT TO SECTION 8.6(d).  Section 8.6(d) of the Credit
                     ---------------------------
     Agreement is hereby to delete in its entirety the reference therein to "$15,000,000 in the aggregate outstanding at any one time" and to substitute in lieu thereof "in the aggregate at any time outstanding (x) $25,000,000 for Fiscal Years 1999, 2000 and 2001 and (y) $40,000,000 for
     any Fiscal Year thereafter".

               2.18  AMENDMENTS TO SECTION 8.7.  Section 8.7 of the Credit
                     -------------------------
     Agreement is hereby amended as follows:

                    (a) to delete in its entirety the word "and" at end of clauses (j) and (k) thereof;

                    (b) to delete in its entirety the period (".") at the end of clause (l) thereof and to substitute in lieu thereof "; and"; and

                    (c)  to insert the following as new clause (m) thereof:

                         (m) Liens on the assets of the Credit Parties securing Indebtedness permitted by Section 8.6(i) securing the Credit
                                         --------------
               Parties' Contingent Obligations under the RSC Canada Credit Facility permitted by Section 8.8(iv), provided that (i) all such
                                     ---------------  --------
               Liens (except for Liens on the capital stock of RSC Canada), and rights and remedies of the parties to the RSC Canada Credit Facility with respect to the assets subject to such Liens, shall be subordinate and junior to the Liens, rights and remedies of the Agent and the other Holders with respect to such assets on the terms and conditions set forth in an intercreditor agreement between the Agent and the agent under the RSC Canada Credit Facility, the terms and conditions of which have been approved by the Agent, the Majority Revolving Credit Lenders and the Majority Term Loan Lenders (the "Intercreditor Agreement") and (ii) the Agent, the Issuing Bank and the Lenders shall have received a legal opinion from counsel to the Credit Parties that the execution, delivery and performance of the documents pursuant to which such Liens are granted do not violate the terms of any Permitted Subordinated Indebtedness.

               2.19  AMENDMENT TO SECTION 8.8.  Section 8.8 of the Credit
                     ------------------------
     Agreement is hereby amended to amend and restate clause (iv) thereof to read as follows: "(iv) a guaranty by each of the Credit Parties with respect to RSC Canada's obligations under the RSC Canada Credit Facility (to the extent permitted by Section 8.6(i)), provided, that the
                                 ---------------  --------

     Agent, the Issuing Bank and the Lenders shall have received a legal opinion from counsel to the Credit Parties that the execution, delivery and performance of the documents evidencing such Contingent Obligations do not violate the terms of any Permitted Subordinated Indebtedness".

               2.20  AMENDMENTS TO SECTION 8.9(vI)(D).  Section 8.9(vi)(D) of
                     --------------------------------
     the Credit Agreement is hereby amended to delete in its entirety the phrase "and (II) $10,000,000 in the aggregate for any Fiscal Year thereafter" therein and to substitute in lieu thereof ", (II) $25,000,000 in the aggregate for each of Fiscal Years 1999 and 2000, (III) $40,000,000 in the aggregate for each of Fiscal Years 2001 and 2002 and (IV) $60,000,000 in the aggregate for any Fiscal Year thereafter".

               2.21  AMENDMENTS TO SECTION 8.10(a).  Section 8.10(a) of the
                     -----------------------------
     Credit Agreement is hereby amended as follows:

                    (a) to delete in its entirety the reference in clause (i) thereof to "$1,500,000" and to substitute in lieu thereof "$5,000,000"; and

                    (b) to delete in its entirety the reference in clause (iii) thereof to "$25,000,000 in any Fiscal Year" and to substitute in lieu thereof "(v) $25,000,000 for Fiscal Year 1998, (w) $35,000,000 for
          Fiscal Year 1999, (x) $50,000,000 for Fiscal Years 2000 and 2001, (y) $60,000,000 for Fiscal Years 2002 and 2003 and (z) $70,000,000 for any
          Fiscal Year thereafter".

               2.22  AMENDMENT TO SECTION 8.11.  Section 8.11 of the Credit
                     -------------------------
     Agreement is hereby amended to amend and restate subsection (a) thereof to read as follows:

          (a) the Credit Parties may consummate the RSC Subsidiary Consolidation if (i) RSC USA assumes in writing the Obligations of the other parties to the mergers which are part of the RSC Subsidiary Consolidation,
          (ii) the Agent, for the benefit of the Holders, shall remain perfected in all Collateral which becomes property of RSC USA as a result of the consummation of the RSC Subsidiary Consolidation and all actions required to be taken pursuant to the Collateral Documents shall have been taken, (iii) all material contractual and governmental consents necessary to consummate the RSC Subsidiary Consolidation shall have been obtained and (iv) such other conditions as the Agent may reasonably request shall have been satisfied, and

               2.23  AMENDMENT TO SECTION 8.14.  Section 8.14 of the Credit
                     -------------------------
     Agreement is hereby amended to delete in their entirety clauses (ii) and
     (iii) thereof and to substitute in lieu thereof the following: "(ii) $25,000,000 in Fiscal Year 1998, (iii)

     $50,000,000 in each of Fiscal Years 1999 and 2000, (iv) $75,000,000 in each of Fiscal Years 2001 and 2002 and (v) $90,000,000 in each Fiscal Year thereafter."

               2.24  AMENDMENTS TO SECTION 8.20.  Section 8.20 of the Credit
                     --------------------------
     Agreement is hereby amended as follows:

                    (a) to insert "RSC USA and" immediately before the first reference to "RSC Canada" in clause (a) thereof;

                    (b) to insert the parenthetical phrase "(and, after the consummation of the RSC Subsidiary Consolidation, RSC USA)" immediately following the reference to "Borrowers" in clause (b) thereof;

                    (c) to delete in its entirety each reference to "the applicable Parent Guarantor or Borrower" in clauses (i), (iii) and
          (iv) thereof and to substitute in lieu thereof "the applicable Credit Party";

                    (d) to insert "or RSC USA" immediately following the phrase "if such Subsidiary is a Subsidiary or any Borrower" in clause (ii) therein; and

                    (e) to delete in its entirety the reference to "Each of the Borrowers and Parent Guarantors" therein and to substitute in lieu thereof "Each of the Credit Parties".

               2.25  AMENDMENT TO SECTION 11.9(a).  Section 11.9(a) of the
                     ---------------------------
     Credit Agreement is hereby amended to add "and the Intercreditor Agreement" immediately following the reference in the first sentence thereof to "the Credit Documents".

               2.26   AMENDMENT TO ANNEX I.  Annex I to the Credit Agreement
                      --------------------
     (List of Lenders and Commitment Amounts) is hereby deleted in its entirety and new Annex I, attached hereto as Exhibit V, is substituted in lieu
                                         ---------
     thereof.

               2.27   AMENDMENT TO EXHIBIT H.  Exhibit H to the Credit Agreement
                      ----------------------
     (Projections) is hereby deleted in its entirety and new Exhibit H, attached hereto as Exhibit VI, is substituted in lieu thereof.
               ----------

               2.28   AMENDMENT TO EXHIBIT Q.  Exhibit Q to the Credit Agreement
                      ----------------------
     (Form of Compliance Certificate) is hereby deleted in its entirety and new Exhibit Q, attached hereto as Exhibit VII, is substituted in lieu thereof.
                                   -----------

          3.   AGREEMENT TO AMEND AND RESTATE CREDIT AGREEMENT.  As soon as
               -----------------------------------------------
practicable after the later of the Amendment Effective Date and the consummation of the RSC Subsidiary Consolidation, each of the Agent, the Lenders and RSC, for itself and on behalf of

RSC USA, agree to enter into a Third Amended and Restated Credit Agreement giving effect to each amendment to the Credit Agreement and the RSC Subsidiary Consolidation, together with any amendments and/or amendments and restatements of the Credit Documents necessary to give effect to the RSC Subsidiary Consolidation.

          4.   REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date:

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d)  No Change of Control has occurred.

          5.   AMENDMENT EFFECTIVE DATE.  This Fourth Amendment shall become
               ------------------------
effective as of the date on or before December 18, 1998 (the "Amendment
                                                              ---------
Effective Date") when each of the following conditions shall have been
--------------
satisfied:

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and each Revolving Credit Lender and Term Loan Lender identified on Annex I to the Credit Agreement (after giving effect to this Fourth Amendment);

               (ii) (A) new and/or replacement Revolving Credit Notes, executed by the applicable Borrower and in substantially the form of Exhibit I
                                                                      ---------
          and (B) to the extent necessary in connection with any assignments of the Revolving Credit Commitments in effect prior to the Fourth Amendment Effective Date, Assignment and Assumption Agreements relating to such assignments;

               (iii) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying (A) the resolutions of the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Fourth Amendment and any Credit Documents executed and/or delivered in connection herewith, (B) the names, incumbency and signatures of the officers of such Credit Party authorized to execute, deliver and perform the Credit Documents (including any officers which may be executing Credit Documents in connection with an Acquisition) and (C) the accuracy and completeness of the Governing Documents delivered to the Agent and the Lenders prior to the Amendment Effective Date, attaching thereto any and all amendments and modifications of such Governing Documents not previously delivered to such parties;

               (iv) a certificate of the chief executive officer or a Financial Officer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this Fourth Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this Fourth Amendment are true and correct and (after giving effect to this Fourth Amendment) no Default or Event of Default has occurred and is continuing;

               (v) a Solvency Certificate for the Credit Parties, on a combined basis, executed by a Financial Officer of each Credit Party, giving effect to this Fourth Amendment;

               (vi) an opinion of Latham & Watkins, special counsel to the Credit Parties, (A) with respect to the execution, delivery, performance and enforceability of this Fourth Amendment, (B) that the increase in the Revolving Credit Commitments effected pursuant to this Fourth Amendment, when funded, and the guarantees thereof will constitute "Senior Indebtedness" and "Guarantor Senior Indebtedness" under (and in each case defined in) the Senior Subordinated Note Indenture, (C) that the execution, delivery and performance of the Credit Agreement, as amended by this Fourth Amendment, do not violate the Senior Subordinated Note Indenture and (D) such other matters as the Agent may reasonably request; and

               (vii) such additional documentation as the Agent may reasonably request.

          (b) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the transactions contemplated by this Fourth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (c) All Fees, all fees payable under the letter agreement dated October 14, 1998 (as amended), and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          6.   RSC CANADA CREDIT FACILITY DELIVERIES.  Promptly upon the
               -------------------------------------
execution and delivery of any guaranty or security agreement by any Credit Party with respect to the RSC Canada Credit Facility, the Credit Parties shall deliver to the Agent, or shall cause to be delivered to the Agent, copies thereof.

          7.   MISCELLANEOUS.  This Fourth Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          8.   COUNTERPARTS.  This Fourth Amendment may be executed in any
               ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          9.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS FOURTH AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS FOURTH AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWERS:                    RSC ALABAMA, INC.
---------
                              RSC CENTER, INC.
                              RSC DUVAL INC.
                              RSC INDUSTRIAL CORPORATION
                              RSC RENTS, INC.
                              WALKER JONES EQUIPMENT, INC.


                              By: /s/ Robert M. Wilson
                                  --------------------------------------------
                              Name: Robert M. Wilson
                                    ------------------------------------------
                              Title: Secretary
                                     -----------------------------------------
                                      (for each of the above listed Borrowers)

PARENT GUARANTORS:            RSC ACQUISITION CORP.
-----------------
                              RSC HOLDINGS, INC.
                              RENTAL SERVICE CORPORATION


                              By:/s/ Robert M. Wilson
                                 ---------------------------------------------
                              Name: Robert M. Wilson
                                    ------------------------------------------
                              Title: Secretary
                                     -----------------------------------------
                                      (for each of the above listed Parent
                                      Guarantors)

AGENT:                        BT COMMERCIAL CORPORATION,
-----
                               as Agent and as a Revolving Credit Lender


                              By: /s/ Albert Sun
                                  --------------------------------------------
                              Name: Albert Sun
                                    ------------------------------------------
                              Title: Principal
                                     -----------------------------------------

                                     -S-1-

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------
                              FUND L.P.

                              By: Ares Management, L.P.
                                  Its general partner

                              By: Ares Operating Member LLC,
                                  Its general partner


                              By: /s/ David A. Sachs
                                  --------------------------------------------
                              Name: David A. Sachs
                                    ------------------------------------------
                              Title: Vice President
                                     -----------------------------------------

                              BANKERS TRUST COMPANY


                              By: /s/ Annemarie Reilly-Papazoglou
                                  ---------------------------------------------
                              Name: Annemarie Reilly-Papazoglou
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              CYPRESSTREE INVESTMENT MANAGEMENT
                              COMPANY, INC., as Attorney-in-Fact and on behalf of First All American Financial Life Insurance Company


                              By: /s/ Philip C. Robbins
                                  ---------------------------------------------
                              Name: Philip C. Robbins
                                    -------------------------------------------
                              Title: Principal
                                     ------------------------------------------

                              CYPRESSTREE INVESTMENT PARTNERS I,
                              LIMITED

                              By:  CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager


                              By: /s/ Philip C. Robbins
                                  ---------------------------------------------
                              Name: Philip C. Robbins
                                    -------------------------------------------
                              Title: Principal
                                     ------------------------------------------

                                     -S-2-

                              FIRST DOMINION FUNDING I


                              By: /s/ Andrew H. Marshak
                                  ---------------------------------------------
                              Name: Andrew H. Marshak
                                    -------------------------------------------
                              Title: Authorized Signatory
                                     ------------------------------------------

                              KZH ING-2 LLC


                              By: /s/ Virginia Conway
                                  ---------------------------------------------
                              Name: Virginia Conway
                                    -------------------------------------------
                              Title: Authorized Agent
                                     ------------------------------------------

                              PAM CAPITAL FUNDING LP

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                              By: /s/ James Dondero
                                  ---------------------------------------------
                              Name: Dondero, CFA, CPA
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                              By: /s/ James Dondero
                                  ---------------------------------------------
                              Name: James Dondero, CFA, CPA
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                              PARIBAS CAPITAL FUNDING LLC


                              By: /s/ Jeffrey J. Youle
                                  ---------------------------------------------
                              Name: Jeffrey J. Youle
                                    -------------------------------------------
                              Title: Director
                                     ------------------------------------------

                                     -S-3-

                              CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW Asset Management Company,
                                   its Investment Manager


                              By: /s/ Justin L. Driscoll
                                  ---------------------------------------------
                              Name: Justin L. Driscoll
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner


                              By: /s/ Mark L. Gold
                                  ---------------------------------------------
                              Name: Mark L. Gold
                                    -------------------------------------------
                              Title: Managing Director
                                     ------------------------------------------

                              By:  TCW Investment Management Company,
                                   as Investment Adviser


                              By: /s/ Justin L. Driscoll
                                  ---------------------------------------------
                              Name: Justin L. Driscoll
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                              TORONTO DOMINION (TEXAS), INC.


                              By: /s/ David G. Parker
                                  ---------------------------------------------
                              Name: David G. Parker
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

REVOLVING CREDIT LENDERS:     BANKBOSTON, N.A.
------------------------


                              By: /s/ Robert Brandow
                                  ---------------------------------------------
                              Name: Robert Brandow
                                    -------------------------------------------
                              Title: Director
                                     ------------------------------------------

                                     -S-4-

                              THE BANK OF NOVA SCOTIA


                              By: /s/ John A. Quick
                                  ---------------------------------------------
                              Name: John A. Quick
                                    -------------------------------------------
                              Title: Senior Relationship Manager
                                     ------------------------------------------

                              BANK ONE, ARIZONA, NA


                              By: /s/ Steve Reinhart
                                  ---------------------------------------------
                              Name: Steven Reinhart
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              PARIBAS


                              By: /s/ Marc A. Preiser
                                  ---------------------------------------------
                              Name: Marc A. Preiser
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              By: /s/ John W. Kopcha
                                  ---------------------------------------------
                              Name: John W. Kopcha
                                   --------------------------------------------
                              Title: Vice President
                                    -------------------------------------------

                              BAY VIEW BANK


                              By: /s/ Bruce English
                                  ---------------------------------------------
                              Name: Bruce English
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              BAY VIEW FINANCIAL CORPORATION


                              By: /s/ Sharon Shani
                                  ---------------------------------------------
                              Name: Sharon Shani
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                                     -S-5-

                              BNY FINANCIAL CORPORATION


                              By: /s/ John Searock
                                  ---------------------------------------------
                              Name: John Searock
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                  ---------------------------------------------
                              Name: William Shiao
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              COMERICA BANK


                              By: /s/ Eoin P. Collins
                                  ---------------------------------------------
                              Name: Eoin P. Collins
                                    -------------------------------------------
                              Title: Account Officer
                                     ------------------------------------------

                              CONGRESS FINANCIAL CORPORATION
                              (WESTERN)


                              By: /s/ Kelly Wu
                                  ---------------------------------------------
                              Name: Kelly Wu
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              DEUTSCHE FINANCIAL SERVICES
                              CORPORATION

                              By: /s/ David Lynch
                                  ---------------------------------------------
                              Name: David Lynch
                                    -------------------------------------------
                              Title: Regional Manager
                                     ------------------------------------------

                              FIRST UNION NATIONAL BANK


                              By: /s/ Michele A. Walcoff
                                  ---------------------------------------------
                              Name: Michele A. Walcoff
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                                     -S-6-

                              FLEET CAPITAL CORPORATION


                              By: /s/ Lawrence J. Ausburn
                                  ---------------------------------------------
                              Name: Lawrence J. Ausburn
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                              IBJ SCHRODER BUSINESS CREDIT
                              CORPORATION

                              By: /s/ John Butera
                                  ---------------------------------------------
                              Name: John Butera
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              ISRAEL DISCOUNT BANK


                              By: /s/ Howard Weinberg
                                  ---------------------------------------------
                              Name: Howard Weinberg
                                    -------------------------------------------
                              Title: First Vice President
                                     ------------------------------------------


                              By: /s/ R. David Korngruen
                                  ---------------------------------------------
                              Name: R. David Korngruen
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              KEY CORPORATE CAPITAL INC.


                              By: /s/ J. Eric Stropkay
                                  ---------------------------------------------
                              Name: J. Eric Stropkay
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                  ---------------------------------------------
                              Name: Christopher G. Clifford
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                                     -S-7-

                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By: _____________________________________________
                              Name:____________________________________________
                              Title: __________________________________________

                              MELLON BANK, N.A.


                              By: /s/ Norman R. Smith
                                  ---------------------------------------------
                              Name: Norman R. Smith
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ R. A. McKerroll
                                  ---------------------------------------------
                              Name: R. A. McKerroll
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              By: /s/ John Curry
                                  ---------------------------------------------
                              Name: John Curry
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              NATIONSBANK, N.A.


                              By: /s/ E. James Beckemeier
                                  ---------------------------------------------
                              Name: E. James Beckemeier
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              SANWA BANK CALIFORNIA


                              By: /s/ Dirk A. Price
                                  ---------------------------------------------
                              Name: Dirk A. Price
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                                     -S-8-

                              SUMITOMO BANK OF CALIFORNIA


                              By: _____________________________________________
                              Name:____________________________________________
                              Title: __________________________________________

                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By: /s/ Harvey Friedman
                                  ---------------------------------------------
                              Name: Harvey Friedman
                                    -------------------------------------------
                              Title: Executive Vice President
                                     ------------------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Alan Young
                                  ---------------------------------------------
                              Name: Alan Young
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Kelly Condon
                                  ---------------------------------------------
                              Name: Kelly Condon
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


            [SIGNATURE PAGES OF NEW REVOLVING CREDIT LENDERS FOLLOW]

                                     -S-9-

                              AMSOUTH BANK


                              By: /s/ Joseph B. Huston
                                  ---------------------------------------------
                              Name: Joseph B. Huston
                                    -------------------------------------------
                              Title: Attorney in Fact
                                     ------------------------------------------

                              THE CHASE MANHATTAN BANK


                              By: /s/ Jeffrey S. Ackerman
                                  ---------------------------------------------
                              Name: Jeffrey S. Ackerman
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              CREDIT LYONNAIS LOS ANGELES BRANCH


                              By: /s/ Dianne M. Scott
                                  ---------------------------------------------
                              Name: Dianne M. Scott
                                    -------------------------------------------
                              Title: First Vice President and Manager
                                     ------------------------------------------

                              DIME COMMERCIAL CORP.


                              By: /s/ Kevin Madigan
                                  ---------------------------------------------
                              Name: Kevin Madigan
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              FINOVA CAPITAL CORPORATION


                              By: /s/ Thomas Gibbons
                                  ---------------------------------------------
                              Name: Thomas Gibbons
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              FREMONT INVESTMENT & LOAN


                              By: /s/ Cheri Buckingham
                                  ---------------------------------------------
                              Name: Cheri Buckingham
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                                    -S-10-

                              PNC BANK, NATIONAL ASSOCIATION


                              By: ./s/ Robert Anchundia
                                  ---------------------------------------------
                              Name: Robert Anchundia
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              THE PROVIDENT BANK


                              By: /s/ Peter B. York
                                  ---------------------------------------------
                              Name: Peter B. York
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              TRANSAMERICA BUSINESS CREDIT
                              CORPORATION


                              By: /s/ Robert L. Heintz
                                  ---------------------------------------------
                              Name: Robert L. Heintz
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                                    -S-11-

                                   EXHIBIT I
                                      TO
                               FOURTH AMENDMENT


             New Definitions of Applicable Eurodollar Rate Margin,
       Applicable Prime Rate Margin and Applicable Unused Line Fee Rate
        ----------------------------------------------------------------


          Applicable Eurodollar Rate Margin, Applicable Prime Rate Margin and
          ---------------------------------  ----------------------------
Applicable Unused Line Fee Rate  mean, from and after the Fourth Amendment
-------------------------------
Effective Date, a per annum rate equal to 2.25%, 0.75% and 0.50%, respectively;
                  --- -----
provided that, if the Total Indebtedness Ratio for the applicable period ending
--------
on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is within the
                                             --------------
ranges set out below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate shall be the respective per annum rates set out opposite the applicable range indicated
               --- -----
below:

         TOTAL             APPLICABLE      APPLICABLE      APPLICABLE
 INDEBTEDNESS              EURODOLLAR      PRIME RATE     UNUSED LINE
 RATIO                    RATE MARGIN        MARGIN        FEE RATE

---------------------------------------------------------------------
Less than or equal
to 3.00:1 and
greater  than 2.50:1              2.00%          0.50%          0.375%
---------------------------------------------------------------------
Less than or equal
to 2.50:1 and
greater than 2.25:1               1.75%          0.25%          0.375%
---------------------------------------------------------------------
Less than or equal
to 2.25:1 and
greater than 1.75:1               1.50%           -0-            0.30%
---------------------------------------------------------------------
Less than or equal
to 1.75:1                         1.25%         (0.25%)          0.25%
---------------------------------------------------------------------

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate, such changes shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance Certificate is received by the Agent
             --------
no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of

                                     -I-1-
such calendar month) until the next such date on which the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate are subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires such changes. The failure to deliver any Compliance Certificate by the date required under this Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin, the Applicable Prime Rate Margin and the Applicable Unused Line Fee Rate to be the maximum per annum rates for the applicable period
                                       --- -----
described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                     -I-2-

                                  EXHIBIT II
                                      TO
                               FOURTH AMENDMENT


                 New Table of Minimum Interest Coverage Ratios
                 ---------------------------------------------


                    QUARTERLY DETERMINATION DATE     MINIMUM RATIO
                   ===============================================

                    December 31, 1998                    2.0x

                    March 31, 1999                       2.0x

                    June 30, 1999                        2.0x

                    September 30, 1999                   2.0x

                    December 31, 1999                    2.0x

                    March 31, 2000                       2.0x

                    June 30, 2000                        2.0x

                    September 30, 2000                   2.0x

                    December 31, 2000                    2.0x

                    March 31, 2001                       2.0x

                    June 30, 2001                        2.0x

                    September 30, 2001                   2.0x

                    December 31, 2001                    2.0x

                    March 31, 2002                       2.0x

                    June 30, 2002                        2.0x

                    September 30, 2002                   2.0x

                    December 31, 2002                    2.0x

                    March 31, 2003                       2.0x

                    June 30, 2003                        2.0x

                    September 30, 2003                   2.0x

                    December 31, 2003                    2.0x

                    March 31, 2004                       2.0x

                    June 30, 2004                        2.0x

                    September 30, 2004                   2.0x

                    December 31, 2004                    2.0x
                   ============================================

                                    -II-1-

                                  EXHIBIT III
                                      TO
                               FOURTH AMENDMENT


                New Table of Maximum Total Indebtedness Ratios
                ----------------------------------------------


                    QUARTERLY DETERMINATION DATE     MAXIMUM RATIO
                   ===============================================

                    December 31, 1998                    4.3x

                    March 31, 1999                       4.1x

                    June 30, 1999                        4.0x

                    September 30, 1999                   4.0x

                    December 31, 1999                    4.0x

                    March 31, 2000                       4.0x

                    June 30, 2000                        3.9x

                    September 30, 2000                   3.8x

                    December 31, 2000                    3.8x

                    March 31, 2001                       3.7x

                    June 30, 2001                        3.7x

                    September 30, 2001                   3.6x

                    December 31, 2001                    3.6x

                    March 31, 2002                       3.5x

                    June 30, 2002                        3.5x

                    September 30, 2002                   3.4x

                    December 31, 2002                    3.4x

                    March 31, 2003                       3.3x

                    June 30, 2003                        3.3x

                    September 30, 2003                   3.2x

                    December 31, 2003                    3.2x

                    March 31, 2004                       3.1x

                    June 30, 2004                        3.1x

                    September 30, 2004                   3.0x

                    December 31, 2004                    3.0x
                   ===============================================

                                    -III-1-

                                  EXHIBIT IV
                                      TO
                               FOURTH AMENDMENT


                      New Table of Minimum EBITDA Levels
                      ----------------------------------


                    QUARTERLY DETERMINATION DATE     MINIMUM AMOUNT
                   ================================================

                    December 31, 1998                  $160,000,000

                    March 31, 1999                     $180,000,000

                    June 30, 1999                      $210,000,000

                    September 30, 1999                 $220,000,000

                    December 31, 1999                  $240,000,000

                    March 31, 2000                     $250,000,000

                    June 30, 2000                      $260,000,000

                    September 30, 2000                 $280,000,000

                    December 31, 2000                  $300,000,000

                    March 31, 2001                     $320,000,000

                    June 30, 2001                      $340,000,000

                    September 30, 2001                 $350,000,000

                    December 31, 2001                  $370,000,000

                    March 31, 2002                     $390,000,000

                    June 30, 2002                      $410,000,000

                    September 30, 2002                 $420,000,000

                    December 31, 2002                  $440,000,000

                    March 31, 2003                     $460,000,000

                    June 30, 2003                      $480,000,000

                    September 30, 2003                 $500,000,000

                    December 31, 2003                  $520,000,000

                    March 31, 2004                     $540,000,000

                    June 30, 2004                      $560,000,000

                    September 30, 2004                 $580,000,000

                    December 31, 2004                  $600,000,000
                   ================================================

                                    -IV-1-

                                   EXHIBIT V
                                      TO
                               FOURTH AMENDMENT



             New Annex I (List of Lenders and Commitment Amounts)
             ----------------------------------------------------


                                   Attached.

                                    ANNEX I
                                    -------


                         LENDERS AND COMMITMENT AMOUNTS
                            AS OF NOVEMBER 24, 1998


REVOLVING CREDIT LENDERS
------------------------

Name and Address of Lender                             Commitment
--------------------------                             ----------

AmSouth Bank                                       $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o AmSouth Capital Corporation
     350 Park Avenue, 19th Floor
     New York, New York  10022
     Attention:  Frank Marsicano
     Telecopier No:  212-935-7548


BankBoston, N.A.                                   $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

     100 Federal Street
     Boston, MA 02106
     Attention: Robert Brandow
     Telecopier No: 617-434-2309


The Bank of Nova Scotia                            $ 12,600,000.00

Domestic and Eurodollar Lending Offices:

     580 California Street, Suite 2100
     San Francisco, CA  94111
     Attention:  John Quick
     Telecopier No:  415-397-0791


Bank One, Arizona, NA                              $ 32,000,000.00

Domestic and Eurodollar Lending Offices:

     201 North Central Avenue, 21st Floor
     Phoenix, AZ  85004
     Attention:  Steven Reinhart
     Telecopier No:  602-221-1259

Bay View Bank and Bay View Financial Corporation   $ 12,000,000.00

Domestic and Eurodollar Lending Offices:

     16130 Ventura Boulevard, Suite 300
     Encino, California  91436
     Attention:  Sharon Shani
     Telecopier No:  (818) 905-3938


BNY Financial Corporation                          $ 24,000,000.00

Domestic and Eurodollar Lending Offices:

     4201 Wilshire Blvd., Suite 450
     Los Angeles, CA  90010
     Attention:  John Searock
     Telecopier No:  213-933-4220


BT Commercial Corporation                          $ 30,000,000.00

Domestic and Eurodollar Lending Offices:

     14 Wall Street, 3rd Floor
     New York, NY 10005
     Attention:  Bharathi Baliga
     Telecopier No: 212-618-2428


The Chase Manhattan Bank                           $ 18,000,000.00

Domestic and Eurodollar Lending Offices:

     600 5th Avenue, Fourth Floor
     New York, New York 10020
     Attention:  Jeffrey Ackerman
     Telecopier No:  212-332-4297


The CIT Group/Business Credit, Inc.                $ 26,500,000.00

Domestic and Eurodollar Lending Offices:

     300 South Grand Avenue, 3rd Floor
     Los Angeles  CA  90071
     Attention:  William Shiao
     Telecopier No: 213-613-2588

Comerica Bank                                      $ 16,000,000.00

Domestic and Eurodollar Lending Offices:

     3980 Howard Hughes Parkway, Suite 350
     Las Vegas, Nevada  89109
     Attention:  Eoin Collins
     Telecopier No:  702-791-4802


Congress Financial Corporation (Western)           $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

     225 South Lake Avenue, Suite 1000
     Pasadena, CA  91101
     Attention:  Kelly Wu
     Telecopier No: 626-304-4949


Credit Lyonnais Los Angeles Branch                 $ 14,000,000.00

Domestic and Eurodollar Lending Offices:

     515 South Flower Street, 22nd Floor
     Los Angeles, California  90071
     Attention:  Michael Jackson
     Telecopier No:  213-623-3437


Deutsche Financial Services Corporation            $ 30,000,000.00

Domestic and Eurodollar Lending Offices:

     1633 Des Peres Road, Suite 305
     St. Louis, MO 63131
     Attention:  David Mintert
     Telecopier No: 314-909-0307


Dime Commercial Corp.                              $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     1180 Avenue of the Americas
     New York, New York  10036
     Attention:  Kevin Madigan
     Telecopier No:  212-382-8349

FINOVA Capital Corporation                         $ 18,000,000.00

Domestic and Eurodollar Lending Offices:

     355 South Grand Avenue, Suite 2400
     Los Angeles, California  90071
     Attention:  Jason Ito
     Telecopier No:  213-625-8147


First Union National Bank                          $ 20,500,000.00

Domestic and Eurodollar Lending Offices:

     1339 Chestnut Street, F.C. 1-8-4-4
     Philadelphia, PA  19107-3579
     Attention:  Michele Walcoff
     Telecopier No:  215-973-2633


Fleet Capital Corporation                          $ 28,000,000.00

Domestic and Eurodollar Lending Offices:

     15260 Ventura Blvd., Suite 400
     Sherman Oaks, CA  91403
     Attention:  Richard Kritsch
     Telecopier No:  818-382-4291


Fremont Investment & Loan                          $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     2020 Santa Monica Boulevard, Suite 500
     Santa Monica, California  90404
     Attention:  Cheri Buckingham
     Telecopier No:  310-264-7401


IBJ Schroder Business Credit Corporation           $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

     One State Street
     New York, NY  10004
     Attention:  John Butera
     Telecopier No: 212-858-2151

Israel Disount Bank                                $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     511 5th Avenue, 6th Floor
     New York, New York  10017
     Attention:  Barry Vecker
     Telecopier No:  (212) 551-8755


Key Corporate Capital Inc.                         $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

     127 Public Square, 6th Floor
     Mail Code OH-01-27-0600
     Cleveland, Ohio  44114-1306
     Attention:  Eric Stropkay
     Telecopier No:  216-689-4077


LaSalle National Bank, N.A.                        $ 29,400,000.00

Domestic and Eurodollar Lending Offices:

     135 South LaSalle Street, Suite 425
     Chicago, Illinois 60606
     Attention:  Christopher Clifford
     Telecopier No: 312-904-6450


Mellon Bank, N.A.                                  $ 17,500,000.00

Domestic and Eurodollar Lending Offices:

     1735 Market Street, 6th Floor
     Philadelphia, PA 19101-7899
     Attention:  Norman Smith
     Telecopier No: 215-553-0201


National Bank of Canada                            $ 23,000,000.00

Domestic and Eurodollar Lending Offices:

     725 S. Figueroa Street, Suite 1690
     Los Angeles, CA 90017-5416
     Attention: Evelyn Pimentel
     Telecopier No: 213-629-3810

NationsBank of Texas, N.A.                         $ 30,000,000.00

Domestic and Eurodollar Lending Offices:

     901 Main Street, 6th Floor
     Dallas, Texas 75283
     Attention: E. James Beckemeier
     Telecopier No: 214-508-3501


Paribas                                            $ 17,000,000.00

Domestic and Eurodollar Lending Offices:

     2029 Century Park East, Suite 3900
     Los Angeles, CA  90067
     Attention:  John Kopcha
     Telecopier No:  310-556-8759


PNC Bank, National Association                     $ 18,000,000.00

Domestic and Eurodollar Lending Offices:

     Two Tower Center Boulevard
     East Brunswick, New Jersey  08816
     Attention:  Robert Anchundia
     Telecopier No:  732-220-4393


The Provident Bank                                 $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     One East Fourth Street
     Mail Stop 249A
     Cincinnati, Ohio  45202
     Attention:  Peter York
     Telecopier No:  513-579-2858


Sanwa Bank California                              $ 25,000,000.00

Domestic and Eurodollar Lending Offices:

     601 South Figueroa Street, W8-12
     Los Angeles, California 90017
     Attention:  Dirk Price
     Telecopier No: 213-896-7282

Summit Commercial/Gibraltar Corp. (formerly
 known as Gibraltar Corporation of America)        $ 18,500,000.00

Domestic and Eurodollar Lending Offices:

     546 Fifth Avenue, 20th Floor
     New York, NY  10036
     Attention:  Harvey Friedman
     Telecopier No: 212-398-6990


Transamerica Business Credit Corporation           $ 22,000,000.00

Domestic and Eurodollar Lending Offices:

     8750 Bryn Mawr Avenue, Suite 720
     Chicago, Illinois  60631
     Attention:  David Sheetz
     Telecopier No:  773-380-6179


Union Bank of California, N.A.                     $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

     445 South Figueroa Street
     15th Floor, Mail Code G15-300
     Los Angeles, California 90071-1602
     Attention:  Alan Young
     Telecopier No: 213-236-6088


U.S. Bank National Association
(formerly known as Colorado National Bank)         $ 23,000,000,00

Domestic and Eurodollar Lending Offices:

     918 17th Street
     Denver, Colorado  80202
     Attention:  Kelly Condon
     Telecopier No:  303-585-4242


                    Total Commitments:             $650,000,000.00
                                                   ===============

TERM LOAN LENDERS
-----------------

Name and Address of Lender                         Commitment
--------------------------                         ----------

Ares Leveraged Investment Fund L.P.                $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

     1999 Avenue of the Stars, Suite 1900
     Los Angeles, California  90067
     Attention:  Michelle Hsu
     Telecopier No:  310-201-4170


Bankers Trust Company                              $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

     130 Liberty Street, 14th Floor
     New York, New York  10006
     Attention:  Annemarie Reilly
     Telecopier No:  (212) 250-5256


Crescent/Mach I Partners, L.P.                     $  5,000,000.00

Domestic and Eurodollar Lending Offices:

     200 Park Avenue
     Suite 2200
     New York, NY  10166
     Attention:  Justin L. Driscoll
     Telecopier No:  212-771-4159


CypressTree Investment Management Company, Inc.    $  1,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o CypressTree Investment Management Company, Inc.
     125 High Street, 14th Floor
     Boston, Massachusetts  02110
     Attention:  Philip C. Robins
     Telecopier No:  617-946-5681

CypressTree Investment Partners I Limited          $  4,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o CypressTree Investment Management Company, Inc.
     125 High Street, 14th Floor
     Boston, Massachusetts  02110
     Attention:  Philip C. Robins
     Telecopier No:  617-946-5681


First Dominion Funding I                           $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o First Dominion Capital L.L.C.
     1330 Avenue of the Americas, 37th Floor
     New York, New York  10019
     Attention:  Andrew Marshak
     Telecopier No:  212-603-8505


KZH-ING-2 Corporation                              $ 5,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o The Chase Manhattan Bank
     450 West 33rd Street, 15th Floor
     New York, New York  10001
     Attention:  Virginia Conway
     Telecopier No:  212-946-7776


Pam Capital Funding LP                             $ 10,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o Highland Capital Management LP
     1150 Two Galleria Tower
     13455 Noel Road, LB #45
     Dallas, Texas  75240
     Attention:  Pat Daugherty
     Telecopier No:  972-233-6143

Pamco Cayman Ltd.                             $ 5,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o Highland Capital Management LP
     1150 Two Galleria Tower
     13455 Noel Road, LB #45
     Dallas, Texas  75240
     Attention:  Pat Daugherty
     Telecopier No:  972-233-6143


Paribas Capital Funding LLC                        $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

     787 Seventh Avenue
     32nd Floor
     New York, NY  10019
     Attention:  Michael Weinberg
     Telecopier No:  212-841-2144


TCW Leveraged Income Trust, L.P.                   $  5,000,000.00

Domestic and Eurodollar Lending Offices:

     c/o State Street Bank & Trust Company
     Two International Place
     Boston, Massachusetts  02110
     Attention:  Jackie Kilroy
     Telecopier No:  617-664-5367


Toronto Dominion (Texas), Inc.                     $ 5,000,000.00

Domestic and Eurodollar Lending Offices:

     909 Fannin Street, Suite 1700
     Houston, Texas  77010
     Attention:  David Parker
     Telecopier No:  713-951-9921


                    Total Commitments:             $100,000,000.00
                                                   ===============